Sales and advertising expense	12 Months Ended
Dec. 31, 2020
Sales and advertising expense
Sales and advertising expense

23      Sales and advertising expense

Sales and advertising expense is comprised of the following:

	For the year ended December 31,
In thousands of EUR	2018	2019	2020
Staff costs	5,830	8,183	8,514
Advertising campaigns	36,192	43,156	21,697
Selling expenses	3,994	4,680	2,261
Sales and advertising expense	46,016	56,019	32,472

The reduction registered in the Sales and advertising expense during 2020, is primarily due to continued enhancements to our performance marketing strategy across search and social media channels, including through more granular segmentation of our target market with differentiated campaigns and content for each segment.